                                 SCHEDULE 14C
                                (Rule 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

               Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934
                               (Amendment No.  )

Check the appropriate box:

[_]  Preliminary Information Statement

[_]  Confidential, for use of the Commission Only
     (as permitted by Rule 14c-5(d)(2))

[X]  Definitive Information Statement

                          SUN CAPITAL ADVISERS TRUST
--------------------------------------------------------------------------------
               (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required

[_]  Fee computed on table below per Exchange Act Rules 14d-5(g) and 0-11


     (1) Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------


     (5) Total fee paid:

     --------------------------------------------------------------------------


[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     --------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------


     (3) Filing Party:

     --------------------------------------------------------------------------


     (4) Date Filed:

     --------------------------------------------------------------------------

                               [LETTERHEAD HERE]

_____________, 2001

To the Contractholders/Policyholders of Sun Capital Davis Financial Fund and Sun
     Capital Davis Venture Value Fund:

     As you know, Davis Selected Advisers, L.P. ("Davis Selected") has served as the subadviser to your fund since its inception on May 1, 2000. On December 31, 2000, Venture Advisers, Inc., the former general partner of Davis Selected, transferred control of Davis Selected to Davis Investments, LLC.

     Sun Capital Advisers Trust's board of trustees recently voted to approve a new subadvisory agreement with Davis Selected, as required whenever there is a change of control affecting a fund's subadviser. This transaction does not affect your account; you need take no action. The Davis Selected team, including co-portfolio managers Christopher Davis and Kenneth Feinberg, remains intact. There is no change in the fees paid to Davis Selected.

     The enclosed Information Statement explains the Davis transaction in greater detail. The transaction does not require you to send a proxy and we are not asking you for a proxy. If you have any questions, please contact your agent, or call Sun Capital Advisers Trust at 1-800-432-1102 x1780.


                                             Sincerely,



                                             James M.A. Anderson
                                             President

                          SUN CAPITAL ADVISERS TRUST


                       Sun Capital Davis Financial Fund
                     Sun Capital Davis Venture Value Fund


                             INFORMATION STATEMENT

     This Information Statement is being furnished by the Board of Trustees (the "Trustees") of Sun Capital Advisers Trust (the "Trust"), to the contractholders and policyholders of Sun Capital Davis Financial Fund ("Financial Fund") and Sun Capital Davis Venture Value Fund ("Venture Value Fund") (collectively, the "Funds"), both series of the Trust. This Information Statement is being mailed to contractholders and policyholders on or about February 26, 2001 to all of the Funds' contractholders and policyholders of record as of the close of business on December 31, 2000 (the "Contractholders").

     A copy of the Funds' Annual Report for the fiscal year ended December 31, 2000 is also enclosed and additional copies may be obtained without charge by writing the Trust at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 or calling 1-800-432-1102 x1780.

     No vote of the Contractholders will be taken with respect to the matters described in this Information Statement. We are not asking you for a proxy and you are requested not to send us a proxy.

I.  INTRODUCTION

     The Trust is a diversified, open-end management investment company which was organized as a Delaware business trust on July 13, 1998. The Trust is a series investment company and currently offers shares of twelve funds, including the Funds, each with its own distinct investment objectives, policies and restrictions. Each Fund sells its shares at net asset value (NAV) directly to separate accounts established and maintained by insurance companies for the purpose of funding variable contracts. Sun Capital Advisers, Inc. ("Sun Capital") acts as adviser to the Funds. Prior to December 31, 2000, Davis Selected Advisers, L.P. ("Davis Selected") acted as subadviser to each Fund pursuant to subadvisory agreements dated May 1, 2000 among the Trust on behalf of each Fund, Sun Capital and Davis Selected with respect to each Fund (the "Previous Subadvisory Agreements"). The address of the Trust and Sun Capital is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. The address for Davis Selected is 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

     On December 31, 2000, Venture Advisers, Inc., the former general partner of Davis Selected, transferred control of Davis Selected to Davis Investments, LLC, the new general partner of Davis Selected, all as described more fully below (the "Transaction").

     As required by the Investment Company Act of 1940 (the "1940 Act"), each Previous Subadvisory Agreement among the Trust on behalf of each Fund, Sun Capital and Davis

Selected provided for its automatic termination in the event of its "assignment." Because the Transaction represented a change of control of Davis Selected, it constituted an "assignment" of the Previous Subadvisory Agreements under the 1940 Act and thus terminated the Previous Subadvisory Agreements. In anticipation of the Transaction, on November 21, 2000, the Trustees approved new subadvisory agreements among the Trust, on behalf of each Fund, Sun Capital and Davis Selected with respect to each Fund (the "New Subadvisory Agreements"). After the Transaction Davis Selected has continued to manage the Funds pursuant to the New Subadvisory Agreements.

     The Transaction had no effect on the advisory agreements between the Funds and Sun Capital.

     Under an order received from the Securities and Exchange Commission (the "SEC"), the Trust and the Adviser are permitted to enter into subadvisory agreements with subadvisers for the Funds without obtaining the approval of shareholders of the applicable Fund (or, if the Fund serves as a funding medium for any sub-account of a registered separate account, pursuant to voting instructions provided by the unit holders of the sub-account) (the "SEC Exemption"). As conditions of the relief granted, the Trustees of the Trust, including a majority of the "independent" Trustees, must approve such subadvisory agreements, and the Fund must provide Contractholders within 90 days of the hiring or entering into a new subadvisory agreement an Information Statement containing certain information regarding the new subadvisory agreement. This Information Statement is being supplied to Contractholders to fulfill such information requirement and is being mailed on or about February 26, 2001.

II.  THE TRANSACTION

     Regarding the details of the transaction, Davis Selected has advised Sun Capital and the Trustees of the Trust as follows:

     Prior to December 31, 2000, Venture Advisers, Inc. (an entity controlled by Shelby M.C. Davis) controlled Davis Selected by owning all of the general partnership units issued by Davis Selected. On December 31, 2000, Venture Advisers, Inc. transferred control of Davis Selected to Davis Investments, LLC (an entity controlled by Christopher C. Davis, the son of Shelby M.C. Davis). In transferring control, Venture Advisers, Inc. transferred 100 general partnership units to Davis Investments, LLC and, immediately thereafter, converted its remaining general partnership units into limited partnership units. Upon consummation of the Transaction, Davis Investments, LLC became the new general partner of Davis Selected, owning all of the general partnership units issued by Davis Selected, and thereby controlling Davis Selected.

     Venture Advisers, Inc. continues to own approximately 44% of the economic value of Davis Selected as a limited partner. Davis Investments, LLC paid $11,000 to Venture Advisers, Inc., as consideration to purchase the general partnership units.

     Davis Selected has represented to the Trustees of the Trust that the Transaction does not materially change the management or operations of Davis Selected, nor any of the personnel managing the Funds or the other services or business activities relating to the Funds. Based on information provided by Davis Selected, the Trustees of the Trust do not believe that the

Transaction will cause any reduction in the quality of services now provided to the Funds, nor do the Trustees believe the Transaction will have any adverse effect on Davis Selected's ability to fulfill its obligations relating to the Funds. The Transaction and the New Subadvisory Agreements also do not alter in any way the advisory fees payable by the Funds to Sun Capital or the subadvisory fees payable by Sun Capital to Davis Selected.

III.  THE AGREEMENTS

Advisory Agreements

     Sun Capital has served as investment adviser to the Funds since each Fund's inception pursuant to advisory agreements entered into with each Fund dated May 1, 2000 (the "Advisory Agreements"). The Trustees of the Trust approved the Advisory Agreements at a meeting held on February 11, 2000. The Advisory Agreements were approved by Sun Life Assurance Company of Canada (U.S.) as each Fund's sole initial shareholder on May 1, 2000.

     Under each Fund's Advisory Agreement, Sun Capital has overall advisory and administrative responsibility with respect to the Fund. Each Advisory Agreement also provides that Sun Capital will, subject to its rights to delegate such responsibilities to other parties, provide to the relevant Fund both portfolio management services and administrative services. Under each Advisory Agreement, the Fund pays Sun Capital an annual management fee at the rate of 0.75% per annum of that Fund's average daily net assets. In addition, Sun Capital has agreed to limit its management fee and to reimburse each Fund's management expenses for an indefinite period. Each Fund's total operating expenses will be capped on an annual basis so as not to exceed 0.90% of the Fund's average daily net assets. To the extent that either Fund's total expense ratio falls below its expense limit, Sun Capital reserves the right to be reimbursed for management fees waived and fund expenses paid by it during the prior two fiscal years. In the case of each Fund, Sun Capital has contractually agreed to maintain the expense limits until May 1, 2001. Both Advisory Agreements remain in effect and have not been affected by the Transaction. For the fiscal year ended
December 31, 2000, the aggregate investment advisory fee payable by the Funds to Sun Capital was $0, due to the expense limits described above.

Previous Subadvisory Agreements

     Under each Previous Subadvisory Agreement, Sun Capital delegated its portfolio management responsibilities for each Fund to Davis Selected. The Previous Subadvisory Agreements required Davis Selected to manage the investment and reinvestment of the assets of the Funds, subject to the supervision of Sun Capital. Under the terms of each Previous Subadvisory Agreement, Davis Selected was authorized to effect portfolio transactions for each Fund, using its own discretion and without prior consultation with Sun Capital. Davis Selected was also required to report periodically to Sun Capital and the Trustees of the Trust.

     Under each Previous Subadvisory Agreement, Davis Selected was entitled to receive from Sun Capital (and not from the Funds) a subadvisory fee at the annual rate of 0.45% of the first $100 million of the average daily net assets of each Fund, 0.40% of the next $400 million and 0.35% of such assets in excess of $500 million. For the fiscal year ended December 31, 2000, the aggregate investment subadvisory fee payable by Sun Capital to Davis Selected was

$14,656.25. The Funds paid no fees to Davis Selected under the Previous Subadvisory Agreements.

     The Previous Subadvisory Agreements were approved by the Trustees of the Trust at a meeting held on February 11, 2000 and by Sun Life Assurance Company of Canada (U.S.) as each Fund's sole initial shareholder on May 1, 2000.

New Subadvisory Agreements

     Each New Subadvisory Agreement, dated December 31, 2000, is identical in all material respects to the Previous Subadvisory Agreements. They differ only in regard to their dates of execution and the dates of their initial term.

     Portfolio management. Like the Previous Subadvisory Agreements, each New Subadvisory Agreement requires Davis Selected to manage the investment and reinvestment of the assets of each Fund, subject to the supervision of Sun Capital. Under the terms of the New Subadvisory Agreements, Davis Selected is authorized to effect portfolio transactions for each Fund, using its own discretion and without prior consultation with Sun Capital. Davis Selected is also required to report periodically to Sun Capital and the Trustees of the Trust.

     Term. Each New Subadvisory Agreement provides that it will continue in effect until December 31, 2002, and thereafter, but only as long as its continuance is approved at least annually by: (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Trustees of the Trust who are not "interested persons," as that term is defined in the 1940 Act and (ii) the vote of either a majority of the Trustees of the Trust or a majority of the outstanding shares of the Fund.

     Termination. Like the Previous Subadvisory Agreements, each New Subadvisory Agreement may, upon 60 days' written notice to Davis Selected, be terminated without penalty, (a) by the Fund, the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund, or (b) by Sun Capital. Each New Subadvisory Agreement may, upon 120 days' written notice to the Trust and Sun Capital, be terminated without penalty by Davis Selected. Each New Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the respective Advisory Agreement.

     Indemnification provisions. Like the Previous Subadvisory Agreements, each New Subadvisory Agreement provides that Davis Selected will not be subject to any liability for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of Davis Selected, so long as such actions were made with due care and in good faith and in the absence of a violation of law, willful misfeasance, bad faith or negligence generally in the performance by Davis Selected of its duties or its reckless disregard of its obligations and duties thereunder.

     Compensation. As compensation for its services under each New Subadvisory Agreement, Davis Selected is entitled to receive from Sun Capital subadvisory fees calculated at the same rates as those charged under the Previous Subadvisory Agreements described above. Sun Capital, not the Funds, is responsible for payment of these subadvisory fees.

Factors Considered by Sun Capital and the Trustees

     The Previous Subadvisory Agreements by their terms terminated upon the Transaction, since the Transaction constituted a change of control of Davis Selected for purposes of the 1940 Act. Because of this, the Trustees of the Trust approved each New Subadvisory Agreement, which became effective on December 31, 2000 upon the consummation of the Transaction.

     Sun Capital and the Trustees of the Trust including a majority of the "independent" Trustees, determined that the terms of each New Subadvisory Agreement are fair to, and in the best interests of, the Funds and their Contractholders. In evaluating the New Subadvisory Agreements, Sun Capital and the Trustees of the Trust considered the fact that the New Subadvisory Agreements are substantially identical to the Previous Subadvisory Agreements, including the terms relating to the services to be provided and the fees to be paid by Sun Capital to Davis Selected. Sun Capital and the Trustees considered the performance of Davis Selected to date in providing services to the Funds, and the skills and capabilities of the personnel of Davis Selected.

     Sun Capital and the Trustees of the Trust reviewed materials furnished by Davis Selected. Those materials included information regarding Davis Selected, Venture Advisers, Inc., Davis Investments, LLC, their respective affiliates and their personnel, operations and the terms of the Transaction. Sun Capital and the Trustees also considered the possible effects of the Transaction on the Funds and the Contractholders of the Funds. It was represented to Sun Capital and the Trustees by Davis Selected that Davis Selected believes that the operations of the Funds and the capability of Davis Selected to provide services to the Funds would not be adversely affected by the Transaction.

     In approving the New Subadvisory Agreements, the Trustees of the Trust evaluated the experience of Davis Selected's key personnel in portfolio management, the arrangements made to secure the continued services of the key personnel in portfolio management and the high quality of services Davis Selected is expected to continue to provide to the Funds, and gave careful consideration to all factors deemed to be relevant to each Fund, including, but not limited to: (1) the fact that the compensation payable to Davis Selected by Sun Capital under the New Subadvisory Agreements is at the same rates as the compensation payable by Sun Capital to Davis Selected under the Previous Subadvisory Agreements, (2) the fact that the material terms of the New Subadvisory Agreements are unchanged from the Previous Subadvisory Agreements, and (3) the reputation, qualification and background of Davis Selected and its financial condition.

     In addition, the Trustees of the Trust had previously given careful consideration to various factors when approving the Funds' Previous Subadvisory Agreements including, but not limited to: (1) the research-intensive nature and quality of the services expected to be rendered to the Funds, (2) the importance of such research and services to the fulfillment of the particular investment objective of the Funds and the investment policies of the Funds, (3) the reasonableness of the overall compensation to be paid to Davis Selected for its advisory services, (4) the commitment of Davis Selected or its affiliates to pay or reimburse the Funds for the expenses incurred in connection with the Transaction so that Contractholders of the Funds would not bear those expenses and (5) other factors they deemed relevant.

IV.  BROKERAGE ALLOCATION

     Decisions concerning the purchase and sale of portfolio securities and the allocation of brokerage commissions are made by Davis Selected pursuant to recommendations made by the portfolio managers. Orders for purchases and sales of securities are placed in a manner which, in the opinion of Davis Selected, will offer the best price and market for the execution of each transaction.

     Each Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed.

     To the extent consistent with the foregoing, each Fund will be governed in the selection of brokers and dealers, and the negotiation of brokerage commission rates and dealer spreads, by the reliability and quality of the services, including primarily the availability and value of research information and to a lesser extent statistical assistance furnished to Davis Selected, and their value and expected contribution to the performance of the Fund. It is not possible to place a dollar value on information and services to be received from brokers and dealers, since it is only supplemental to the research efforts of Davis Selected. The receipt of research information is not expected to reduce significantly the expenses of Davis Selected. The research information and statistical assistance furnished by brokers and dealers may benefit other advisory clients of Davis Selected, and conversely, brokerage commissions and spreads paid by other advisory clients of Davis Selected may result in research information and statistical assistance beneficial to the Funds. While Davis Selected's officers will be primarily responsible for the allocation of each Fund's brokerage business, those policies and practices must be consistent with the foregoing, and will at all times be subject to review by the Trustees of the Trust.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), each Fund may pay to a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. This practice is subject to a good faith determination by Davis Selected that the price is reasonable in light of the services provided viewed either in terms of the specific transaction involved in Davis Selected's overall duties to the Funds or the policies that the Trustees of the Trust may adopt from time to time.

     Other investment advisory clients advised by Davis Selected may also invest in the same securities as the Funds. When these clients buy or sell the same securities at substantially the same time, Davis Selected may average the transactions as to price and allocate the amount of available investments in a manner which Davis Selected believes to be equitable to each client, including the Funds. In individual instances, this investment procedure may adversely affect the price to be paid or received by a Fund or the size of the position attainable for it. On the other hand, to the extent permitted by law, Davis Selected may aggregate securities to be sold or purchased for the funds with those to be sold or purchased for other clients managed by it in order to obtain overall best execution for its participating clients.

     During the Funds' fiscal year ended December 31, 2000, neither Fund paid any brokerage commissions to Sun Capital, Davis Selected or any of their affiliates.

V.   INFORMATION ABOUT DAVIS SELECTED

     The general partner of Davis Selected is Davis Investments, LLC, a Delaware limited liability company, an entity controlled by Christopher C. Davis. Mr. Davis is the sole member and chief executive officer of Davis Investments, LLC and is also the vice-chairman and director of Venture Advisers, Inc., the former general partner of Davis Selected. Mr. Davis' address is 609 Fifth Avenue, New York, New York 10017.

     Davis Selected acts as investment adviser or subadviser to the following other mutual funds, which have a similar investment objective to that of the Venture Value Fund:

-------------------------------------------------------------------------------------------------------------------
                                               Annual Management Fee Rate             Approximate Net Assets as of
                                               --------------------------             ----------------------------
                Fund                             (as a % of net assets)                     December 31, 2000
                ----                              --------------------                      -----------------
-------------------------------------------------------------------------------------------------------------------
Davis New York Venture Fund           Assets                           Rate                  $21,790,824,402
                                      ------                           ----
                                      $0 up to $250 million            0.75%
                                      $250 up to $500 million          0.65%
                                      $500 million up to $3 billion    0.55%
                                      $3 up to $4 billion              0.54%
                                      $4 up to $5 billion              0.53%
                                      $5 up to $6 billion              0.52%
                                      $6 up to $7 billion              0.51%
                                      Over $7 billion                  0.50%
-------------------------------------------------------------------------------------------------------------------
Davis Variable Account Fund: Davis    Annual Rate of 0.75% of average daily net              $   120,221,823
 Value Portfolio                      assets
-------------------------------------------------------------------------------------------------------------------
MassMutual Institutional Funds:       Assets                           Rate                  $   295,900,682
                                      ------                           ----
 MassMutual Large Cap Value Fund      $0 up to $100 million            0.45%
                                      $100 up to $500 million          0.40%
                                      Over $500 million                0.35%.
-------------------------------------------------------------------------------------------------------------------
Masters' Select Funds Trust           Annual Rate of 0.60% of average daily net              $   104,062,697
 (Litman/Gregory): The Masters'       assets
 Select Equity Fund
-------------------------------------------------------------------------------------------------------------------
MML Series: Large Cap Value Fund      Assets                           Rate                  $    18,051,823
                                      ------                           ----
                                      $0 up to $100 million            0.45%
                                      $100 up to $500 million          0.40%
                                      Over $500 million                0.35%.
-------------------------------------------------------------------------------------------------------------------
New England Zenith Fund: Davis        Assets                           Rate                  $   924,280,768
 Venture Value Series                 ------                           ----
                                      $0 up to $100 million            0.45%
                                      $100 up to $500 million          0.40%
                                      Over $500 million                0.35%
-------------------------------------------------------------------------------------------------------------------
Selected American Shares              Assets                           Rate                  $ 5,703,273,136
                                      ------                           ----
                                      $0 up to $500 million            0.65%
                                      $500 million up to $1 billion    0.60%
                                      $1 up to $3 billion              0.55%
                                      $3 up to $4 billion              0.54%
                                      $4 up to $5 billion              0.53%
                                      $5 up to $6 billion              0.52%
                                      $6 up to $7 billion              0.51%
                                      Over $7 billion                  0.50%
-------------------------------------------------------------------------------------------------------------------
Strategic Partners Annuity One        Assets                           Rate                  $    12,635,596
                                      ------                           ----
 (Prudential): SP Davis Value         $0 up to $100 million            0.45%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                               Annual Management Fee Rate             Approximate Net Assets as of
                                               --------------------------             ----------------------------
                Fund                             (as a % of net assets)                     December 31, 2000
                ----                              --------------------                      -----------------
-------------------------------------------------------------------------------------------------------------------
 Portfolio                            $100 up to $500 million          0.40%
                                      Over $500 million                0.35%
-------------------------------------------------------------------------------------------------------------------
Style Select Series: Value Portfolio  Assets                           Rate                  $    48,021,952
                                      ------                           ----
                                      $0 up to $100 million            0.45%
                                      $100 up to $500 million          0.40%
                                      Over $500 million                0.35%
-------------------------------------------------------------------------------------------------------------------
Style Select Series: Large-Cap        Assets                           Rate                  $    29,616,132
 Value Portfolio                      ------                           ----
                                      $0 up to $100 million            0.45%
                                      $100 up to $500 million          0.40%
                                      Over $500 million                0.35%
-------------------------------------------------------------------------------------------------------------------
SunAmerica Series Trust: Davis        Assets                           Rate                  $ 2,736,984,256
 Venture Value Portfolio              ------                           ----
                                      $0 up to $100 million            0.45%
                                      $100 up to $500 million          0.40%
                                      Over $500 million                0.35%
-------------------------------------------------------------------------------------------------------------------

     Davis Selected also acts as investment adviser or subadviser to the following mutual funds, which have a similar investment objective to that of the Financial Fund:

-------------------------------------------------------------------------------------------------------------------
                                               Annual Management Fee Rate             Approximate Net Assets as of
                                               --------------------------             ----------------------------
                Fund                             (as a % of net assets)                     December 31, 2000
                ----                              --------------------                      -----------------
-------------------------------------------------------------------------------------------------------------------
Davis Financial Fund                  Assets                           Rate                   $1,245,296,330
                                      ------                           ----
                                      $0 up to $250 million            0.75%
                                      $250 up to $500 million          0.65%
                                      Over $500 million                0.55%
-------------------------------------------------------------------------------------------------------------------
Davis Variable Account Fund: Davis    Annual Rate of 0.75% of average daily net               $   14,769,509
 Financial Portfolio                  assets
-------------------------------------------------------------------------------------------------------------------

     The Trustees of the Trust and the principal executive officers of Sun Capital do not have any affiliation with Davis Selected other than Davis Selected's provision of subadvisory services to the Funds.

VI.  OTHER INFORMATION

Information about Sun Capital

Sun Capital is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), which is an indirect wholly-owned subsidiary of Sun Life Financial. Sun Life Financial, a corporation organized in Canada, is a reporting company under the Exchange Act with common shares listed on the Toronto, New York, London and Manila stock exchanges. Sun Capital is a Delaware corporation and an investment adviser registered under the Investment Advisers Act of 1940. Sun Capital provides investment management and supervisory services to proprietary and discretionary client accounts of Sun Life of Canada. Several of the Trust's trustees and officers are also directors and officers of Sun Life Assurance Company of Canada or the adviser. The table below provides more information about the Trust's trustees and officers.

------------------------------------------------------------------------------------------------------------------
Name, address and age                     Position with the trust         Principal occupation past 5 years
------------------------------------------------------------------------------------------------------------------
C. James Prieur*                          Chairman, Executive Vice        President and Chief Operating Officer,
One Sun Life Executive Park               President and Trustee           Sun Life Assurance Company of Canada
Wellesley Hills, MA  02481                                                since 1999. Prior to that, senior vice
                                                                          president and general manager, U.S.
150 King Street West                                                      operations, Sun Life Assurance Company
Toronto, Ontario M5H 1J9                                                  of Canada, since 1997, and vice
Canada                                                                    president, Investments, U.S.
Date of birth:  April 21, 1951                                            operations, Sun Life Assurance Company
                                                                          of Canada.  Chairman, since 1998, and
                                                                          director, Sun Capital Advisers, Inc.
                                                                          since 1992.
------------------------------------------------------------------------------------------------------------------
James M.A. Anderson*                      President, Chief Executive      Vice president, Investments, U.S.
One Sun Life Executive Park               Officer and Trustee             operations, Sun Life Assurance Company
Wellesley Hills, MA  02481                                                of Canada, since 1998.  Prior to that,
Date of birth:  September 14, 1949                                        vice president, Securities Investments,
                                                                          Canada operations, Sun Life Assurance
                                                                          Company of Canada, 1995-98.  Chief
                                                                          Investment Officer since 2000, and
                                                                          president and director, Sun Capital
                                                                          Advisers, Inc., 1998-2000.
------------------------------------------------------------------------------------------------------------------
James F. Alban*                           Chief Financial Officer and     Senior vice president and Chief
One Sun Life Executive Park               Treasurer                       Financial Officer, Sun Capital
Wellesley Hills, MA  02481                                                Advisers, Inc., since 2000.  Assistant
Date of birth:  January 23, 1962                                          vice president, Sun Capital Advisers,
                                                                          Inc., 1998-2000.  Audit senior manager,
                                                                          PricewaterhouseCoopers LLP, 1996-1998.
                                                                          Assistant vice president, Eaton Vance
                                                                          Management, 1991-1996.
------------------------------------------------------------------------------------------------------------------
Davey S. Scoon*                           Assistant Treasurer             Vice President and Chief Financial
One Sun Life Executive Park                                               Officer, U.S. operations, Sun Life
Wellesley Hills, MA  02481                                                Assurance Company of Canada, since
Date of birth:  December 14, 1946                                         1999.  Prior to that, executive vice
                                                                          president and chief operating officer
                                                                          of Liberty Funds Group of Boston,
                                                                          1994-1999.  Senior vice president,
                                                                          since 2000, and treasurer and director,
                                                                          Sun Capital Advisers, Inc., since 1999.
------------------------------------------------------------------------------------------------------------------
Richard Gordon, CFA*                      Vice President                  Vice president, U.S. Public Bonds, Sun
One Sun Life Executive Park                                               Life Assurance Company of Canada, since
Wellesley Hills, MA  02481                                                1994. Senior vice president, Sun
Date of birth:  July 10, 1945                                             Capital Advisers, Inc., since 2000.
                                                                          Vice president, Sun Capital Advisers,
                                                                          Inc., 1992-2000.
------------------------------------------------------------------------------------------------------------------
Howard C. Greene, CFA*                    Vice President                  Assistant vice president, U.S. Public
One Sun Life Executive Park                                               Bonds, Sun Life Assurance Company of
Wellesley Hills, MA  02481                                                Canada, since 1996.  Prior to that,
Date of birth:  July 22, 1957                                             senior investment officer, 1989-1996.
                                                                          Senior vice president, Sun Capital
                                                                          Advisers, Inc., since 2000.  Vice
                                                                          president, Sun Capital Advisers, Inc.,
                                                                          1998-2000.
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Name, address and age                     Position with the trust         Principal occupation past 5 years
------------------------------------------------------------------------------------------------------------------
John T. Donnelly, CFA*                    Vice President                  Vice president, U.S. Equities, Sun Life
One Sun Life Executive Park                                               Assurance Company of Canada since 1999.
Wellesley Hills, MA  02481                                                Prior to that, assistant vice
Date of birth:  October 28, 1958                                          president, U.S. Equities, Sun Life
                                                                          Assurance Company of Canada (1997-1999)
                                                                          and senior investment officer U.S.
                                                                          Public Bonds (1994-1997). Senior vice
                                                                          president, Sun Capital Advisers, Inc.,
                                                                          since 2000.  Vice president, Sun
                                                                          Capital Advisers, Inc., 1998-2000.
------------------------------------------------------------------------------------------------------------------
Maura A. Murphy, Esq.*                    Secretary                       Senior counsel, U.S. operations, Sun
One Sun Life Executive Park                                               Life Assurance Company of Canada, since
Wellesley Hills, MA  02481                                                1998.  Prior to that, securities
Date of birth: February 12, 1960                                          counsel, New England Life Insurance
                                                                          Company, 1994-98.  Senior vice
                                                                          president and chief counsel, since
                                                                          2000, and secretary, since 1998, Sun
                                                                          Capital Advisers, Inc.
------------------------------------------------------------------------------------------------------------------
Nicole M. Tremblay*                       Assistant Secretary             Paralegal, Sun Life Assurance Company
One Sun Life Executive Park                                               of Canada since 2000.  Prior to that,
Wellesley Hills, MA 02481                                                 assistant compliance analyst, Sun Life
Date of birth:  December 13, 1973                                         Assurance Company of Canada, 1999-2000,
                                                                          compliance administrative assistant,
                                                                          1998-1999, and assistant customer
                                                                          services administrator, 1996-1998.
------------------------------------------------------------------------------------------------------------------

* An interested person of the Funds for purposes of Section 2(a)(19) of the 1940 Act.

     The address of Sun Capital is Sun Capital Advisers, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481.

Administrator

     State Street Bank & Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Funds' Administrator.

Ownership of Shares

     Each Fund offers its shares to separate accounts that are funding vehicles for variable contracts offered by Sun Life Assurance Company of Canada (U.S.) and its affiliates and other insurance companies. The number of shares of beneficial interest of the Funds issued and outstanding as of December 31, 2000, was 1,282,946.161 for Venture Value Fund and 417,727.875 for Financial Fund.

Record Ownership

     As of December 31, 2000, all of the shares of the Funds were owned by one of: (1) Sun Life of Canada (U.S.) Variable Account F, a separate account of Sun Life or (2) Sun Life Assurance Company of Canada. The table below sets out the number of shares and percentages of the

Funds' shares represented by such number for each separate account. The percentage of shares outstanding may not total 100% due to rounding.

------------------------------------------------------------------------------------
                        Sun Capital Davis Venture Value Fund
------------------------------------------------------------------------------------
Account                           Number of Shares         Percentage of Shares
------------------------------------------------------------------------------------
042461439-AN                      1,082,385.776            84.367
------------------------------------------------------------------------------------
SEED00000-00                        200,560.385            15.633
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                          Sun Capital Davis Financial Fund
------------------------------------------------------------------------------------
Account                            Number of Shares           Percentage of Shares
------------------------------------------------------------------------------------
042461439-AN                       217,392.725                52.042
------------------------------------------------------------------------------------
SEED00000-00                       200,335.150                47.958
------------------------------------------------------------------------------------

      As of December 31, 2000, to the Trust's knowledge, no persons other than those set forth above owned of record or beneficially more than 5% of the outstanding shares of each Fund. As of December 31, 2000, the officers and Trustees as a group owned less than 1% of the outstanding shares of each Fund.

VII.  NO ACTION REQUIRED

      This Information Statement is provided to you solely for informational purposes. No Contractholder vote is being taken with respect to the matters described. You are not being asked to provide a proxy.